                                                                    Exhibit 10.2
                       [LETTERHEAD OF UNIVERSAL HEALTH]


                                December 31, 2001

Mr. Alan B. Miller
President
UHS of Delaware, Inc.
367 South Gulph Road
King of Prussia, PA 19406


Dear Alan:

        The Board of Trustees of Universal Health Realty Income Trust at their December 3, 2001 meeting, authorized the renewal of the current Advisory Agreement between the Trust and UHS of Delaware, Inc. ("Agreement") upon the same terms and conditions.

        This letter constitutes the Trust's offer to renew the Agreement, until December 31, 2002, upon the same terms and conditions. Please acknowledge UHS of Delaware's acceptance of this offer by signing in the space provided below and returning one copy of this letter to me.

                                                Sincerely,

                                                Kirk E. Gorman
                                                President and Secretary

cc: Warren J. Nimetz, Esq.
    Charles Boyle

Agreed to and Accepted:

UHS OF DELAWARE, INC.


By:
   -------------------------
   Alan B. Miller, President